UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 8, 2022

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PEYE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 8, 2022, we held our annual meeting of stockholders. Proxies were solicited pursuant to our definitive proxy statement filed on February 24, 2022 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of our common stock entitled to vote at the annual meeting was 16,764,985. The holders of 11,242,700 shares of common stock were present or represented by valid proxy at the annual meeting, of which 3,275,654 were broker non-votes. Each share of common stock was entitled to one vote with respect to matters submitted to our stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of Class I Director

Peter H. Woodward was duly elected as our Class I director. The result of the election was as follows:

NOMINEE	FOR	WITHHELD
Peter H. Woodward	7,547,289	419,757

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers, as described in our proxy statement. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
6,026,958	55,737	1,884,351

Proposal 3 – Frequency of Future Say-on-Pay Votes

Our stockholders voted upon, on a non-binding advisory vote, for the frequency of future say-on-pay votes. The votes on this proposal were as follows:

1 Year	2 Years	3 Years	ABSTAIN
7,877,182	84,778	41	5,045

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Stowe & Degon, LLC to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2022. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
9,324,473	32,350	1,885,877

2

Proposal 5 – Approval of Precision Optics Corporation 2022 Equity Incentive Plan

Our stockholders voted upon and approved the Precision Optics Corporation 2022 Equity Incentive Plan. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
6,852,898	192,343	921,805

Proposal 6 – Approval to Authorize the Board to Effect a Reverse Stock Split

Our stockholders voted upon and approved to authorize the Board on a discretionary basis to amend the Company’s Articles of Organization and effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio in the range of 1:1.5 to 1:3. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
11,157,833	74,865	10,002

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date: April 12, 2022	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: Chief Executive Officer